Exhibit 99.1

January 10, 2013

Relational Investors LLC
12400 High Bluff Dr., Suite 600
San Diego, CA 92130

Dear Gentlemen:

This letter constitutes the agreement (the “Agreement”) between PMC-Sierra, Inc., a Delaware corporation (the “Company”), on the one hand, and Relational Investors LLC (“Investor”) and each of the other individuals and entities set forth on the signature pages hereto (the “Investor Affiliates,” and together with Investor, the Investor Affiliates, and the Affiliates and Associates of each of the foregoing, the “Investor Group”), on the other hand, with respect to the matters set forth below:

1.           If from August 1, 2013 through thirty (30) days prior to the expiration of the notice period specified in the Company’s advance notice bylaw (“Notice Date”) related to nominations of directors at the 2014 Annual Meeting (defined below), Investor makes a written request to the Company, the Board of Directors of the Company (the “Board”) shall appoint Kirt Karros or Ralph Whitworth (“Nominee”) to serve as a director within ten (10) business days from the date of receipt of such written request. If Nominee is appointed to the Board pursuant to this Section 1, the Company shall include Nominee as a nominee to the Board on the slate of nominees recommended by the Board in the Company’s proxy statement and on its proxy card relating to the 2014 annual meeting of stockholders of the Company (the “2014 Annual Meeting”). Notwithstanding anything to the contrary herein, if at any time the Investor Group’s aggregate beneficial ownership of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) decreases to less than 9,000,000 shares of Common Stock (as adjusted for any stock dividends, stock splits, reverse stock splits or other distributions or offerings made available to holders of Common Stock generally after the date hereof) (the “Ownership Threshold”), this Section 1 shall be void ab initio.

2.           Conditioned upon Nominee joining the Board, the Board shall appoint Nominee to serve as a member of the Compensation Committee, provided that, at such time, Nominee meets all independence and other standards under applicable rules of The Nasdaq Stock Market and the Securities and Exchange Commission (the "SEC") and applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  As long as Nominee serves as a director of the Company in accordance with the provisions of this Agreement, Nominee shall serve on the Compensation Committee and the Company shall provide Nominee with all written materials furnished to members of the Compensation Committee.

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com

3.           In the event that, during the term of this Agreement, Nominee becomes unable to serve as a director of the Company due to death or disability or ceases to serve as a principal (or similar executive position) of Investor, Investor shall have the right to designate John Sullivan as Nominee at that point forward for all purposes of this Agreement, provided that nothing identified in the Company’s standard director questionnaire or a personal background check would disqualify Nominee from serving.

4.           During the term of this Agreement, the Investor Group agrees that it shall not submit any nominations for election to the Board or stockholder proposals at the 2013 Annual Meeting or any subsequent annual meeting.

5.           During the term of this Agreement, each member of the Investor Group shall cause all Voting Securities (whether held of record or beneficially) that it is entitled to vote at each annual meeting of stockholders to be present for quorum purposes and to be voted in favor of the election of each of the Board’s nominees, including the individuals nominated by the Board to stand for election at the Company’s 2013 Annual Meeting or any subsequent annual meeting.

6.           With respect to routine matters and the advisory vote on executive compensation (say-on-pay) at the 2013 Annual Meeting, each member of the Investor Group shall cause Voting Securities that it is entitled to vote to be voted in accordance with the Board’s recommendation.

7.           During the term of this Agreement, the Investor Group agrees that, except as otherwise specifically provided in this Agreement, no member of the Investor Group or any of their respective Affiliates or Associates (as defined below) under their control or direction shall, in any way or in any capacity, directly or indirectly:

(a)           make, or in any way participate in, or encourage any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents with respect to the election or removal of directors or any other matter or proposal or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities;

(b)           initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) stockholders of the Company for the approval of any stockholder proposal, whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act, or otherwise, or cause or encourage any Person to initiate any such stockholder proposal;

(c)           seek, alone or in concert with others, to call, or to request the call of, or call a special meeting of the stockholders of the Company; or make a request for or take any action to obtain or retain, any list of the Company’s stockholders or other Company records;

(d)           seek election or appointment to, or representation on, or nominate or propose the nomination of any candidate to the Board, except as specifically contemplated in Section 1; or seek the removal of any member of the Board, or a change in the composition or size of, the Board;

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com

(e)           form, join or in any way participate in a partnership, limited partnership, syndicate or other group, including, without limitation, a group as defined under Section 13(d) of the Exchange Act, with respect to any Voting Securities, or deposit any Voting Securities into a voting trust or subject any Voting Securities to any voting agreement, other than solely with other members of the Investor Group with respect to Voting Securities now or hereafter owned by them in accordance with the terms of this Agreement;

(f)           act alone or in concert with others to control or seek to control the management or the Board of the Company;

(g)           with respect to the Company or the Voting Securities, (i) otherwise communicate with the Company’s stockholders (other than in the ordinary course of Investor Group’s business on a confidential basis to its investors and compliant with the terms of a mutually acceptable non-disclosure agreement between the Company and the Investor Group (the “Confidentiality Agreement”) that may be entered into in the future) or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act (other than a communication relating to a transaction recommended by the Board that requires the vote of stockholders of the Company and provided that Investor Group is not serving on the Board, subject to compliance with any Confidentiality Agreement) or (ii) participate in, or take any action pursuant to, any “stockholder access” proposal that may be implemented by the SEC, whether in accordance with Rule 14a-11 or otherwise;

(h)           acquire, offer or propose to acquire, or agree to acquire (except by way of stock dividends, stock splits, reverse stock splits or other distributions or offerings made available to holders of any Voting Securities generally), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (as defined under Section 13(d) of the Exchange Act) or otherwise, any Voting Securities if, as a result of such acquisition, the members of the Investor Group would beneficially own in the aggregate in excess of 12% of the then outstanding Voting Securities;

(i)           seek, propose, participate in, support, facilitate or assist any third party to seek or propose any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates or Associates;

(j)           enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with any other Person that engages, or offers or proposes to engage, in any of the foregoing;

(k)           make any public statement or public disclosure regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement, that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require waiver, amendment, nullification or

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com invalidation of, any provision of this Agreement or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition; or

(l)           otherwise take, or solicit, cause or encourage others to take, any action inconsistent with any of the foregoing.

8.           Nominee agrees, during the term of any service as a director of the Company, to comply with all policies, procedures, processes, codes, rules, standards and guidelines applicable to members of the Board, including, without limitation, the Company’s code of conduct, insider trading policy, its Regulation FD policy, its Related Person Transaction policy and corporate governance guidelines. Nominee agrees, during the term of any service as a director of the Company, to keep confidential and not publicly disclose discussions and matters considered in meetings of the Board and Board committees, unless previously disclosed publicly by the Company. Nominee may discuss such matters with members, officers, directors or employees of Investor as permitted by the Confidentiality Agreement.  Nominee agrees that, prior to appointment to serve as a director, he shall submit to the Company a fully completed copy of the Company’s standard director & officer questionnaire and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of new Board members.

9.           Notwithstanding anything to the contrary in this Agreement, Nominee, during the term of any service as a director of the Company, shall not be prohibited from acting in his capacity as a director and complying with his fiduciary duties as a director of the Company, including with respect to Nominee’s participation in Board meetings (unless there is a conflict of interest) or as expressly directed by the Board. In addition, nothing in this Agreement shall prevent or prohibit the other members of Board from complying with their respective fiduciary duties as directors of the Company during the term of this Agreement.

10.           As soon as reasonably practicable following the execution of this Agreement, the Company and Investor will issue a joint press release in the form attached as Exhibit A (the “Press Release”).  Neither the Company nor the Investor Group will make any public statements (including in any filing with the SEC, any other regulatory or governmental agency, or any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the Press Release. Each party hereto shall refrain from disparaging, impugning, or taking any action reasonably likely to damage the reputation of the other party or the directors or officers of the Company. The foregoing shall not apply to any compelled testimony or production of information, either by legal process, subpoena, or as part of a response to a request for information from any governmental authority with jurisdiction over the party from whom information is sought.

11.           Each member of the Investor Group represents and warrants that:

(a)           This Agreement has been duly authorized, executed and delivered by it and is a valid and binding obligation of such individual or entity, enforceable against such individual or entity in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency,

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles.

(b)           As of the date of this Agreement, they, collectively, beneficially own an aggregate of 17,847,255 shares of Common Stock, and such Common Stock constitutes all of the Voting Securities of the Company beneficially owned by the members of the Investor Group.

(c)           They (i) do not, directly or indirectly, own, beneficially or of record, any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to the Common Stock or with a value derived in whole or in part from the value of the Common Stock, whether or not such instrument or right shall be subject to settlement in shares of Common Stock or otherwise (each, a “Derivative Instrument”) or have any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of Common Stock; (ii) are not party to any proxy, contract, arrangement, understanding or relationship pursuant to which any of them has a right to vote any securities of the Company, and (iii) except for customary incentive or performance fees paid to Investor or its affiliates in the capacity of general partner, managing member or investment adviser of the funds and partnerships included in the Investor Group, do not have a right to any performance-related fees (other than an asset-based fee) based on any increase or decrease in the value of the shares of Common Stock or Derivative Instruments.

(d)           Each member of the Investor Group is controlled by Investor.

12.           The Company hereby represents that this Agreement has been duly authorized, executed and delivered by it and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles.

13.           The date on which this Agreement, including the covenants and agreements contained in Section 7 above, shall terminate is referred to herein as the “Termination Date.” The Termination Date shall be July 1, 2014; however, in the event Nominee is appointed to the Board pursuant to Section 1, the Termination Date shall be the later of (a) thirty (30) days prior to the expiration of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2015 annual meeting of stockholders of the Company (the “2015 Annual Meeting”), or (b)  the date on which Nominee is no longer serving on the Board. Notwithstanding the foregoing, if Nominee is a director and the Board determines not to nominate Nominee for reelection to the Board at the 2015 Annual Meeting or at any subsequent annual meeting, the Company shall give Nominee and Investor notice of such determination not less than thirty (30) days prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at such meeting. Nominee covenants and agrees to offer to tender his resignation from the Board within five (5) business days of (a) the Investor Group ceasing to own at least the Ownership Threshold or (b) a breach of this Agreement by any member of the Investor Group.

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com

14.           As used in this Agreement, (a) the term “Person” shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the terms “Affiliate” and “Associate” shall have the meanings set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become Affiliates or Associates of any Person subsequent to the date of this Agreement; (c) the term “Voting Securities” shall mean the shares of Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such common stock or other securities, whether or not subject to the passage of time or other contingencies; and (d) the term “business day” shall mean any day other than a Saturday, Sunday or a day on which banks in New York City are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

15.           The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction without posting a bond or other undertaking restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.

16.           This Agreement constitutes the only agreement between the Investor Group and the Company with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported transfer requiring consent without such consent shall be void. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

17.           If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

18.           This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles. Each of the parties hereto: (a) consents to the personal jurisdiction and venue in any action to enforce this Agreement in the federal or state courts located in Wilmington, Delaware; (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (c) agrees that it shall not bring any action relating to this Agreement in any court other than the federal or state courts located in Wilmington, Delaware.

19.           This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

20.           Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to Company:

PMC-Sierra, Inc.
1380 Bordeaux Drive
Sunnyvale, CA 94089
Attn:  Corporate Secretary
Telephone: 408-239-8000
Facsimile:  408-239-8166

with copies (which shall not constitute notice to the Company) to:

Skadden Arps Meagher & Flom, LLP
525 University Ave., Suite 1100
Palo Alto, CA 94301
Attn:  Amr Razzak

If to the Investor Group:

Relational Investors LLC
12400 High Bluff Dr., Suite 600
San Diego, CA 92130
Attn: Kathleen Carney
Phone: 858 704-3423
Fax: 858 704-3347

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com

Any party may by notice given in accordance with this Section 20 to the other parties designate updated information for notices hereunder.
21.           Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

22.           Each party hereto shall each be responsible for its own fees and expenses incurred in connection with the negotiation, execution and effectuation of this Agreement and the transactions contemplated hereby.

23.           This Agreement may be executed by the parties hereto in separate counterparts (including by fax and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com

If the terms of this Agreement are in accordance with your understandings with the Company, please sign and return the enclosed duplicate of this Agreement, whereupon this Agreement shall constitute a binding agreement among us.

Very truly yours,

PMC-Sierra, Inc.

By:	/s/ Gregory S. Lang
	Name:	Gregory S. Lang
	Title:	President and CEO

Acknowledged and agreed to as of the date first written above:

RELATIONAL INVESTORS LLC

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RELATIONAL INVESTORS LLC
On behalf of the following:

RELATIONAL MID-CAP FUND I, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RELATIONAL MID-CAP FUND II, L.P.
By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com

RELATIONAL FUND PARTNERS, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RELATIONAL COAST PARTNERS, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RH FUND 1, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RELATIONAL INVESTORS IX, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RELATIONAL INVESTORS XV, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RELATIONAL INVESTORS XVI, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com

RELATIONAL INVESTORS XX, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

RELATIONAL INVESTORS XXIII, L.P.

By:	/s/ Ralph Whitworth
	Name:	Ralph Whitworth

PMC-Sierra, Inc. 1380 Bordeaux Drive, Sunnyvale, CA 94089 USA P: 408.239.8000 F: 408.492.9192  www.pmcs.com